UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

STARBUCKS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Washington (State or Other Jurisdiction of Incorporation or Organization)	0-20322 (Commission File Number)	91-1325671 (IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices)

(206) 447-1575
(Registrant’s Telephone Number, including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit
Number	Description

99.1	Starbucks Corporation Quarterly Earnings Release for the 13 and 26 weeks ended March 30, 2003.

Item 9. Information Furnished Under Item 12 (Results of Operations and Financial Condition).

     The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216; 34-47583 (March 27, 2003).

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On April 24, 2003, Starbucks Corporation issued an earnings release announcing its financial results for the 13 and 26 weeks ended March 30, 2003. A copy of the earnings release is attached as Exhibit 99.1.

     Exhibit 99.1 to the report contains a “non-GAAP financial measure” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The non-GAAP financial measure covers systemwide retail store sales. This non-GAAP financial measure is discussed below, including the most directly comparable financial measure calculated and presented in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”), a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure, and the reasons why the Company believes the presentation of the non-GAAP financial measure provides useful information to management and to investors. The non-GAAP financial measure should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP.

     On page 9 of the earnings release included in Exhibit 99.1, the Company indicated that systemwide retail store sales were $1.1 billion and $0.9 billion for the 13 weeks ended March 30, 2003, and March 31, 2002, respectively. Systemwide retail store sales were $2.3 billion and $1.8 billion for the 26 weeks ended March 30, 2003, and March 31, 2002, respectively. Management has indicated that the growth of these sales was primarily driven by the opening of 1,090 retail stores in the last 12 months and strong comparable store sales growth in North America. The most directly comparable financial measure calculated and presented in accordance with GAAP to the systemwide retail store sales measure is “Retail” revenues on the consolidated statements of earnings. The systemwide retail store sales measure also includes the net retail revenues generated by licensed stores, as reported by domestic and international licensees or estimated due to timing of periodic reporting by licensees.

     The following table reconciles the Company’s total “Retail” revenues, prepared on the basis of GAAP, to total systemwide retail store sales for the periods presented:

	13 Weeks Ended		26 Weeks Ended

	March 30, 2003	March 31, 2002	March 30, 2003	March 31, 2002

Retail revenues for Company-operated retail stores sales prepared in accordance with GAAP	$809	$664	$1,659	$1,347
Licensed retail stores sales	306	231	600	458

Total systemwide retail store sales	$1,115	$895	$2,259	$1,805

     The systemwide retail store sales measure is useful to management and investors because it provides an indication of consumer spending in Starbucks retail stores, a growing portion of which are licensed and not consolidated into the financial results of Starbucks Corporation. The systemwide retail store sales measure is primarily used by the restaurant industry.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STARBUCKS CORPORATION

Dated: April 24, 2003

	By:	/s/ Michael Casey Michael Casey executive vice president and chief financial officer

Signing on behalf of the registrant and as principal financial officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Earnings Release dated April 24, 2003.

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